UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

☒    Filed by the Registrant                            ☐    Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

McCORMICK & COMPANY, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

McCormick & Company, Incorporated (the “Company”) previously filed a proxy statement, dated February 14, 2020 (the “Proxy Statement”), and related proxy card (the “Original Proxy Card”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, April 1, 2020. This Supplement to the Proxy Statement and Original Proxy Card is being filed in connection with a change of location of the Annual Meeting due to the emerging public health impact of the coronavirus outbreak (COVID-19). The Original Proxy Card has been updated to reflect that the Annual Meeting will now be held in virtual meeting format only.

The proxy card filed herewith replaces the Original Proxy Card filed with the Proxy Statement on February 14, 2020. Other than the changes described in this Supplement, no other changes have been made to the Proxy Statement or the Original Proxy Card. The proxy card filed herewith or the Original Proxy Card may be used to vote shares of stock in connection with the Annual Meeting.

MCCORMICK & COMPANY, INCORPORATED

ATTN: INVESTOR SERVICES

24 SCHILLING ROAD, SUITE 1

HUNT

VALLEY, MD 21031

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 31, 2020 for shares held directly and by 11:59 p.m. Eastern Time on March 27, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MKC2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 31, 2020 for shares held directly and by 11:59 p.m. Eastern Time on March 27, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D00636-P30782                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MCCORMICK & COMPANY, INCORPORATED
The Board of Directors recommends you vote FOR the following:
1. ELECTION OF DIRECTORS	For	Against	Abstain
Nominees:
1a. A. L. Bramman	☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
1b. M. A. Conway	☐	☐	☐	2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION.	☐	☐	☐
1c. F. A. Hrabowski, III 1d. L. E. Kurzius	☐ ☐	☐ ☐	☐ ☐		☐	☐	☐
1e. P. Little	☐	☐	☐	NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
1f. M. D. Mangan	☐	☐	☐
1g. M. G. Montiel	☐	☐	☐
1h. M. M. V. Preston	☐	☐	☐
1i. G. M. Rodkin	☐	☐	☐
1j J. Tapiero	☐	☐	☐
1k. W. A. Vernon	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date				Signature (Joint Owners) Date

McCORMICK & COMPANY, INCORPORATED

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, April 1, 2020

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of

Stockholders to be held on April 1, 2020:

The 2020 Notice of Annual Meeting and Proxy Statement, 2019 Annual Report to Stockholders and

proxy card are available at www.proxyvote.com.

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D00637-P30782

McCORMICK & COMPANY, INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence E. Kurzius and Jeffery D. Schwartz and each of them, the proxies of the undersigned, with several powers of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 1, 2020, and at any and all adjournments thereof, in accordance with the following ballot and in accordance with their best judgment in connection with such other business as may properly come before the Annual Meeting. Shares of Common Stock held under The McCormick 401(k) Retirement Plan (“Plan”) will be voted in accordance with procedures established under the Plan to provide for the confidentiality of information relating to the exercise of voting and similar rights by participants. Absent specific instructions, such shares will be voted in the manner set forth below, in accordance with the terms of the Plan document.

IN THE ABSENCE OF SPECIFIC INSTRUCTIONS APPEARING ON THE PROXY, PROXIES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AND IN THE BEST DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENT.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, & FOR ITEM 3.

Continued and to be signed on reverse side